UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2021

SECOND SIGHT MEDICAL PRODUCTS, INC.

(Exact Name of Registrant as Specified in its Charter)

California	001-36747	02-0692322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	13170 Telfair Ave Sylmar, California	91342
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 833-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Warrants	EYES EYESW	Nasdaq Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

           Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 22, 2021, Second Sight Medical Products, Inc. (“Second Sight” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with ThinkEquity, a division of Fordham Financial Management, Inc., as representative of the underwriters (the “Representative”), pursuant to which the Company agreed to sell to the underwriters in a firm commitment underwritten public offering (the “Offering”) an aggregate of 10,000,000 shares of common stock, no par value per share (the “Shares”), with an over-allotment option to purchase up to additional 1,500,000 Shares (the “Over-Allotment Shares”) at a price of $5.00 per share.

The Offering closed on June 25, 2021. The gross proceeds to the Company from the Offering including from sale of Over-Allotment Shares were approximately $57.5 million before deducting underwriting discounts and commissions and estimated Offering expenses payable by the Company.

The Offering was registered pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-256904) (the “Registration Statement”) and the related base prospectus included in the Registration Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 8, 2021 and declared effective on June 14, 2021, as supplemented by the preliminary prospectus supplement dated June 22, 2021 (the “Preliminary Prospectus Supplement”) and the final prospectus supplement dated June 22, 2021 (collectively, the “Prospectus Supplement”). The legal opinion and consent of Law Offices of Aaron A. Grunfeld & Associates addressing the validity of the Company’s securities sold in the Offering is filed as Exhibit 5.1 hereto and is incorporated into the Registration Statement,

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The underwriters received discounts and commissions of 7.0% of the gross cash proceeds received by the Company from the sale of the Shares in the Offering.

The Company’s total expenses of this Offering, which will be payable by us, excluding the underwriters’ discounts and commissions, will be approximately $125,000. The Company intends to use the net proceeds primarily for developing of its Orion technology and general corporate purposes.

The Company’s executive officers, directors and 5% or greater shareholders (collectively, the “Affiliates”) have entered into 30-day Lock-Up Agreements with the Representative pursuant to which they have agreed not to sell, transfer, assign or otherwise dispose of the shares of the Company’s common stock owned by them, subject to certain exclusions as set forth therein. The forms of Lock-Up Agreements executed by the Company’s executive officers, directors and 5% or greater shareholders is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Underwriting Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement. Investors should review that document as well as the Registration Statement and Prospectus Supplement for a complete understanding of the terms and conditions associated with the Offering.

This Current Report contains forward-looking statements that involve risk and uncertainties, such as statements related to the amount of net proceeds expected from the Offering. The risks and uncertainties involved include various risks detailed in the Company’s SEC filings from time to time.

Item 8.01 Other Events

On June 25, 2021, Second Sight Medical Products, Inc, (the “Company”) issued a press release announcing the closing of the Offering pursuant to which the Company sold 11,500,000 shares of its common stock at a price of $5.00 per share for aggregate gross proceeds of $57.5 million.

ThinkEquity, a division of Fordham Financial Management, Inc., acted as sole book-running manager for the offering. The Company intends to use the net proceeds from the offering primarily for development of the Orion device and general corporate purposes.

Copy of press release entitled “Second Sight Medical Products Announces Closing of Public Offering” is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

1.1	Underwriting Agreement dated June 22, 2021 by and between Second Sight Medical, Inc. and ThinkEquity, a Division of Fordham Financial Management, Inc.

5.1	Opinion of Law Offices of Aaron A. Grunfeld & Associates

10.1	Form of Lock Up Agreement

23.1	Consent of Law Offices of Aaron A. Grunfeld & Associates (included in Exhibit 5.1)

99.1	Press release entitled “Second Sight Medical Products Announces Closing of Public Offering”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECOND SIGHT MEDICAL PRODUCTS, INC.

Date: June 25, 2021	By:	/s/ Scott Dunbar
Scott Dunbar
Acting Chief Executive Officer